UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2014

CoroWare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 108th Avenue NE
Suite 1900
Bellevue, WA  98004
(Address of principal executive offices)

(800) 641-2676
(Registrant's telephone number, including area code)

Copies to:

Gary L. Blum, Esq.
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
Phone: (213) 381-7450
Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Because of various accounting difficulties and other reasons, CoroWare, Inc. (“Company”) has not been able to timely file its Form 10-K for the annual period ended at December 31, 2013 and its Forms 10-Q for the quarterly periods ended at March 31 and June 30 of 2014. The Company reports that, as of August 27, 2014, it has 8,013,599,129 common shares outstanding.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: August 27, 2014	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer